Third Quarter 2021 Results Conference Cal l October 2021

R A I S E T H E B A R 2 This presentation contains statements that, to the extent they are not recitations of historical fact, constitute "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. All such statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of such safe harbor provisions. “Forward-looking” statements, as such term is defined by the SEC in its rules, regulations and releases, represent VSE Corporation’s (the “Company”) expectations or beliefs, including, but not limited to, statements concerning its operations, economic performance, financial condition, growth and acquisition strategies, investments and future operational plans. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “forecast,” “seek,” “plan,” “predict,” “project,” “could,” “estimate,” “might,” “continue,” “seeking” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements speak only as of the date of this presentation and the Company undertakes no ongoing obligation, other than that imposed by law, to update these statements. These statements appear in a number of places in this presentation, and relate to, among other things, the Company’s intent, belief or current expectations with respect to: its future financial condition, results of operations or prospects; our business and growth strategies; and our financing plans and forecasts. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those contained in or implied by the forward-looking statements as a result of various factors, some of which are unknown, including, without limitation the ongoing COVID-19 outbreak and the factors identified in the Company’s reports filed or expected to be filed with the SEC including its Annual Report on Form 10-K for the year ended December 31, 2020. Forward-Looking Statements Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), this document also contains Non-GAAP financial measures. We consider Adjusted Net Income, Adjusted EPS (Diluted), EBITDA, Adjusted EBITDA, trailing-twelve month Adjusted EBITDA, net debt and free cash flow (FCF) as non-GAAP financial measures and important indicators of performance and useful metrics for management and investors to evaluate our business’s ongoing operating performance on a consistent basis across reporting periods. Adjusted Net Income represents Net Income adjusted for discrete items. Adjusted EPS (Diluted) is computed by dividing net income, adjusted for the discrete items and the related tax impacts, by the diluted weighted average number of common shares outstanding. EBITDA represents net income before interest expense, income taxes, amortization of intangible assets and depreciation and other amortization. Adjusted EBITDA represents EBITDA adjusted for discrete items. Net debt is defined as total debt less cash and cash equivalents. Free cash flow represents operating cash flow less capital expenditures. Net leverage ratio is calculated as net debt divided by trailing twelve month Adjusted EBITDA. The reasons why we believe these measures provide useful information to investors and a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these Non-GAAP measures are included in the supplemental schedules attached.

R A I S E T H E B A RRAISE THE BAR 3 EXECUTIVE SUMMARY Performance-driven culture focused on sustained execution • New program executions on target and supporting organic growth • Inorganic/acquisitions: integrations and business performance meeting expectations • Business development focus in all segments driving share gain and quality backlog • Aviation performance ahead of market recovery Aviation B&GA focus driving sustained revenue growth, margin expansion • Taking share through new contract wins and strategic, bolt-on acquisitions • Focused on higher-margin, underserved distribution and MRO markets • 15-year, $1 billion engine accessories program performing in-line with expectations • Secured 5-year, $125 million contract extension in with major OEM (October 2021) Fleet revenue diversification across commercial and e-commerce fulfillment • Commercial represented 34% of 3Q’21 fleet revenue vs. 22% in 3Q’20 (1) • Recent investments in logistics and fulfillment operations supporting scalability • Successfully navigating supplier price inflation, supply chain disruptions Federal & Defense accelerating business development activities • YTD 2021 bookings +20% y/y • Funded backlog +23% y/y, given prioritized focus on share growth • Highly focused on higher-margin, value-added contracts Generated y/y growth in revenue, adjusted net income & adjusted EBITDA • All reporting segments generated positive y/y growth • Revenue +27% y/y (1) • Highest quarterly revenue run-rate since 4Q’16 • Adjusted EBITDA +19% y/y, driven by new program implementations, market share gains and acquisition contributions • Adjusted net income +42% y/y; profitability approaching pre-pandemic levels Aviation driven by new program implementations, Global Parts acquisition • Revenue +102% y/y; 5th consecutive quarter of q/q improvement • Distribution revenue +187% y/y, above pre-pandemic levels; MRO revenue +8% • Adjusted EBITDA margin +340 bps y/y; +150 bps q/q Fleet driven by commercial revenue growth • Revenue +6% y/y (1) • Total commercial revenue +66% y/y; USPS revenue +2% q/q • Adjusted EBITDA margin +70 bps q/q Federal & Defense driven by HAECO Special Services (HSS) acquisition • Revenue +2% y/y; HSS acquisition offset by expiration of Army contract • Adjusted EBITDA margin declined 160 bps y/y given less favorable contract mix Business Transformation Update 3rd Quarter 2021 Performance DEMONSTRATED STRONG EXECUTION ACROSS ALL REPORTING SEGMENTS; BUSINESS TRANSFORMATION CONTINUES TO ADVANCE ON-PLAN Third Quarter 2021 (1) Excluding the 2020 revenue related to a non-recurring order for pandemic-related PPE

VSE FINANCIAL SUMMARY

VSE CORPORATION

($ in millions except EPS)	Quarter-to-Date					Year-to-Date		
	3Q'21	3Q'20	2Q'21	vs 3Q'20	vs 2Q'21	YTD '21	YTD '20	vs YTD '20
Revenue	$200.6	$165.5	$175.1	+21%	+15%	$540.7	$511.6	+6%
Adjusted EBITDA	$21.4	$18.0	$18.9	+19%	+13%	$55.7	$57.9	(4)%
Adjusted EBITDA %	10.7%	10.9%	10.8%	(0.2)pts	(0.1)pts	10.3%	11.3%	(1.0)pts
Operating Income (Loss)	$13.9	$14.2	$(12.7)	(2)%	(209)%	$10.8	$2.0	+437%
Net Income (Loss)	$9.0	$8.1	$(12.4)	+11%	(173)%	$1.8	$(11.2)	(116)%
Adjusted Net Income	$9.7	$6.8	$7.7	+42%	+27%	$22.7	$23.3	(3)%
Diluted EPS	$0.71	$0.73	$(0.97)	(3)%	(173)%	$0.14	$(1.01)	(114)%
Adjusted Diluted EPS	$0.76	$0.62	$0.60	+24%	+27%	$1.80	$2.11	(14)%

- 3Q'21 revenue of $200.6M increased +27% y/y(1)
- Y/Y revenue growth across all three segments in 3Q'21(1)
- 3Q'21 Adjusted EBITDA y/y increase driven by organic and inorganic growth in Aviation, offset by lower contributions from Federal & Defense and Fleet
- Q/Q revenue growth of +15% and Adjusted EBITDA growth of +13% driven by strong Aviation results

(1) Excluding the 2020 revenue related to a non-recurring order for pandemic-related PPE, revenue is $200.6 million in 3Q'21, versus $158.4 million in the same period of 2020

Y/Y GROWTH IN TOTAL REVENUE, ADJUSTED EBITDA AND NET INCOME;
5TH CONSECUTIVE QUARTER OF AVIATION SEGMENT REVENUE GROWTH

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CONSOLIDATED PERFORMANCE BRIDGE

VSE CORPORATION

	Revenue	Adj. EBITDA	Adj. EBITDA Margin %
2Q'21	$175.1	$18.9	10.8%
Aviation	25.6	3.3	+0.3 pts
FDS	(2.4)	(1.6)	(0.7) pts
Fleet	2.2	0.7	+0.2 pts
Corporate	—	0.2	+0.1 pts
3Q'21	$200.6	$21.4	10.7%

	Revenue	Adj. EBITDA	Adj. EBITDA Margin %
3Q'20	$165.5	$18.0	10.9%
Aviation	36.9	4.9	+0.4 pts
FDS	1.6	(0.9)	(0.5) pts
Fleet	(3.5)	(1.2)	(0.4) pts
Corporate	—	0.6	+0.3 pts
3Q'21	$200.6	$21.4	10.7%

Q/Q comparisons:

- Aviation segment revenue and profit increased, with continued sequential growth every quarter from 2Q'20, supported by share gains, ongoing market recovery, and Global Parts acquisition
- Federal & Defense (FDS) segment revenue decline driven by previously announced program completions
- Fleet segment revenue growth supported by higher sales in commercial fleet and e-commerce fulfillment, offset by slight declines in DoD related revenue

Y/Y comparisons:

- Aviation revenue and profit increases driven primarily by contributions from new distribution programs, Global Parts acquisition and market share gains
- Federal & Defense (FDS) revenue driven by U.S. Navy program and HAECO Special Services acquisition, partially offset by completion of previously announced expiring programs
- Fleet revenue lower due to non-recurring 2020 PPE order revenue offset by commercial fleet and e-commerce fulfillment; margins impacted by product mix [1]

(1) Excluding the 2020 revenue related to a non-recurring order for pandemic-related PPE, revenue is $200.6 million in 3Q'21, versus $158.4 million in the same period of 2020

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R A I S E T H E B A RRAISE THE BAR • Y/Y revenue +102% supported by recently initiated distribution contract wins and acquisition of Global Parts • 3Q’21 Aviation revenue +54% sequentially, led by growth in distribution business; currently operating above pre-pandemic levels and supported by acquisition of Global Parts • Adjusted EBITDA +205% y/y driven by strong operational performance from organic sales and execution of new distribution awards 6 AVIATION SEGMENT ($ in millions) 3Q'21 vs 3Q'20 vs 2Q'21 YTD '21 vs YTD '20 Revenue $73.1 +102% +54% $165.0 +30% Revenue, less divestitures (1) $73.1 +102% +54% $165.0 +40% Adjusted EBITDA $7.3 +205% +82% $13.5 +18% Adjusted EBITDA % 10.0% +3.4pts +1.5pts 8.2% (0.9)pts Operating income (loss) $3.7 +134% (117)% $(18.9) (46)% Revenue by Type: Distribution Adjusted (1) $54.4 +187% +91% $109.0 +95% Repair Adjusted (1) $18.7 +8% (2)% $56.1 (9)% (1) Excluding the 2020 revenue related to Prime Turbines/CT Aerospace divestitures, year to date revenue is $165.0 million in 3Q’21, versus $117.6 million in the same period of 2020 Y/Y GROWTH IN REVENUE, ADJUSTED EBITDA; COMMERCIAL & BUSINESS AVIATION RECOVERY, NEW PROGRAM EXECUTION DRIVING RESULTS

R A I S E T H E B A RRAISE THE BAR • 3Q’21 revenue +6% versus same period of 2020, excluding the 2020 non-recurring PPE order revenue, supported by e- commerce fulfillment business growth and flat USPS sales (1) • 3Q’21 revenue +4% sequentially, driven by commercial fleet revenue growth of +17% vs. 2Q’21 • Q/Q margin improvement of 70 basis points impacted by diversified sales mix and results from investment in commercial sector activity 7 FLEET SEGMENT ($ in millions) 3Q'21 vs 3Q'20 vs 2Q'21 YTD '21 vs YTD '20 Revenue $60.3 (5)% +4% $173.1 (8)% Adjusted EBITDA $7.7 (14)% +10% $22.9 (19)% Adjusted EBITDA % 12.8% (1.2)pts +0.7pts 13.2% (1.7)pts Operating income $5.4 (18)% +35% $15.1 (26)% Revenue by Customer: Other Government $36.8 (16)% +3% $109.8 (22)% DoD $2.7 (62)% (41)% $10.5 (38)% Commercial $20.7 +66% +17% $52.8 +77% CONTINUED GROWTH IN COMMERCIAL FLEET REVENUE, ADVANCING DIVERSIFICATION STRATEGY (1) Excluding the 2020 revenue related to a non-recurring order for pandemic-related PPE, revenue is $60.3 million in 3Q’21, versus $56.6 million in the same period of 2020

R A I S E T H E B A RRAISE THE BAR • Y/Y revenue increased +2% supported by HSS acquisition, partially offset by expiration of large Army contract • Y/Y Adjusted EBITDA decrease of (12%) due to anticipated mix of cost-plus contracts for services on U.S. Navy program • Prioritized strategic focus on new business development to grow backlog resulted in +23% increase y/y 8 FEDERAL & DEFENSE SEGMENT ($ in millions) 3Q'21 vs 3Q'20 vs 2Q'21 YTD '21 vs YTD '20 Revenue $67.2 +2% (3)% $202.6 +3% Adjusted EBITDA $6.5 (12)% (20)% $20.4 (1)% Adjusted EBITDA % 9.7% (1.6)pts (2.0)pts 10.1% (0.4)pts Operating income $5.4 (20)% (23)% $17.4 (6)% Contract Backlog: Bookings $64 (23)% (40)% $234 +20% Backlog $218 +23% (3)% $218 +23% FOCUSED ON BUILDING HIGHER-QUALITY, HIGHER-MARGIN BACKLOG WHILE EXPANDING SERVICE CAPABILITIES

R A I S E T H E B A RRAISE THE BAR • Strong liquidity profile with $117M cash and unused commitment availability under $350M revolving credit facility due 2024 • Net Debt increase of $19M in 3Q’21 primarily due to the acquisition of Global Parts of $39M, offset by positive free cash flow generation of $21M • Capital deployment priorities include investments to support new Aviation segment program implementations supporting organic growth 9 BALANCE SHEET OPTIONALITY ($ in millions) 3Q'21 3Q'20 2Q'21 Net Debt $294 $250 $275 Free Cash Flow $21.0 $11.3 $(20.6) Net leverage ratio 4.0x 3.1x 3.9x Unused Commitments $117 $190 $140 SIGNIFICANT Y/Y INCREASE IN FREE CASH FLOW GENERATION; FOCUSED ON REDUCING NET LEVERAGE TOWARD LT TARGET OF 2.5X

APPENDIX 10

R A I S E T H E B A RRAISE THE BAR 11 GAAP TO NON-GAAP RECONCILIATIONS Adjusted Net Income and Adjusted EPS (Diluted) (1) Calculation uses an estimated statutory tax rate on non-GAAP tax deductible adjustments. (in thousands, except per share data) 1Q2020 2Q2020 3Q2020 4Q2020 1Q2021 2Q2021 3Q2021 Net income (loss) $ 3,332 $ (22,624) $ 8,108 $ 6,013 $ 5,111 $ (12,366) $ 9,021 Adjustments to Net income (loss): Acquisition and restructuring costs — — — — 310 236 876 German facility closure costs — — — 1,132 — — — Earn-out adjustment 301 (1,700) (1,695) (2,447) — — — Loss on sale of business entity and certain assets 7,536 678 — — — — — Gain on sale of property (1,108) — — — — — — Severance — 739 — — — — — Goodwill and intangible impairment — 33,734 — — — — — Executive transition costs — — — 1,026 — 905 84 Inventory reserve — — — — — 24,420 — 10,061 10,827 6,413 5,724 5,421 13,195 9,981 Tax impact on adjusted items (1) (236) (4,230) 423 70 (78) (5,541) (240) Adjusted Net Income $ 9,825 $ 6,597 $ 6,836 $ 5,794 $ 5,343 $ 7,654 $ 9,741 Weighted Average Diluted Shares 11,101 11,041 11,100 11,141 12,172 12,702 12,775 Adjusted EPS (Diluted) $ 0.89 $ 0.60 $ 0.62 $ 0.52 $ 0.44 $ 0.60 $ 0.76

R A I S E T H E B A RRAISE THE BAR 12 GAAP TO NON-GAAP RECONCILIATIONS EBITDA and Adjusted EBITDA (in thousands, except per share data) 1Q2020 2Q2020 3Q2020 4Q2020 1Q2021 2Q2021 3Q2021 Net income (loss) $ 3,332 $ (22,624) $ 8,108 $ 6,013 $ 5,111 $ (12,366) $ 9,021 Interest expense, net 3,486 3,072 3,530 3,408 3,030 2,666 2,780 Income taxes 2,916 (2,358) 2,547 2,493 1,462 (3,014) 2,091 Amortization of intangible assets 4,723 4,464 4,158 4,159 4,288 4,603 4,921 Depreciation and other amortization 1,521 1,231 1,351 1,471 1,360 1,424 1,599 EBITDA 15,978 (16,215) 19,694 17,545 15,251 (6,687) 20,412 Acquisition and restructuring costs — — — — 310 236 876 German facility closure costs — — — 1,132 — — — Earn-out adjustment 301 (1,700) (1,695) (2,447) — — — Loss on sale of business entity and certain assets 7,536 678 — — — — — Gain on sale of property (1,108) — — — — — — Severance — 739 — — — — — Goodwill and intangible impairment — 33,734 — — — — — Executive transition costs — — — 1,026 — 905 84 Inventory reserve — — — — — 24,420 — Adjusted EBITDA $ 22,707 $ 17,236 $ 17,999 $ 17,256 $ 15,561 $ 18,874 $ 21,372

R A I S E T H E B A RRAISE THE BAR 13 GAAP TO NON-GAAP RECONCILIATIONS Segment EBITDA and Adjusted EBITDA (in thousands) 1Q2020 2Q2020 3Q2020 4Q2020 1Q2021 2Q2021 3Q2021 Aviation Operating income (loss) $ (1,880) $ (34,387) $ 1,586 $ (833) $ (332) $ (22,272) $ 3,719 Depreciation and amortization 3,066 2,472 2,493 2,667 2,554 2,554 3,062 EBITDA 1,186 (32) 4,079 1,834 2,222 (19,718) 6,781 Acquisition and restructuring costs — — — — — — 501 Executive transition costs — — — 322 — — — German facility closure costs — — — 1,132 — — — Earn-out adjustment 301 (1,700) (1,695) (1,905) — — — Loss on sale of business entity and certain assets 7,536 678 — — — — — Gain on sale of property (1,108) — — — — — — Severance — 382 — — — — — Goodwill and intangible impairment — 33,734 — — — — — Inventory reserve — — — — — 23,727 23,727 Adjusted EBITDA $ 7,915 $ 1,179 $ 2,384 $ 1,383 $ 2,222 $ 4,009 $ 7,282 Fleet Operating income $ 6,906 $ 7,014 $ 6,589 $ 6,150 $ 5,741 $ 4,000 $ 5,387 Depreciation and amortization 2,672 2,572 2,378 2,361 2,340 2,348 2,345 EBITDA 10 9,586 8,967 8,511 8,081 6,348 7,732 Inventory reserve — — — — — 693 — Adjusted EBITDA $ 9,578 $ 9,586 $ 8,967 $ 8,511 $ 8,081 $ 7,041 $ 7,732 Federal and Defense Operating income $ 4,924 $ 6,772 $ 6,746 $ 7,868 $ 5,025 $ 6,999 $ 5,386 Depreciation and amortization 739 649 638 604 754 1,124 1,112 EBITDA 5,663 7,421 7,384 8,472 5,779 $ 8,123 $ 6,498 Severance — 112 — — — — — Adjusted EBITDA $ 5,663 $ 7,533 $ 7,384 $ 8,472 $ 5,779 $ 8,123 $ 6,498

R A I S E T H E B A RRAISE THE BAR 14 GAAP TO NON-GAAP RECONCILIATIONS Balance Sheet (1) TTM Adjusted EBITDA is defined as Adjusted EBITDA for the most recent twelve (12) month period Reconciliation of Operating Cash Flow to Free Cash Flow Three Months Ended (in thousands) 31-Mar-20 30-Jun-20 30-Sep-20 31-Dec-20 31-Mar-21 30-Jun-21 30-Sep-21 Net cash (used in) provided by operating activities $ 6,758 $ 16,050 $ 12,427 $ 526 $ (36,367) $ (17,601) $ 23,445 Capital expenditures (724) (1,104) (1,128) (1,471) (2,109) (3,049) (2,448) Free Cash Flow $ 6,034 $ 14,946 $ 11,299 $ (945) $ (38,476) $ (20,650) $ 20,997 Reconciliation of Debt to Net Debt Three Months Ended (in thousands) 31-Mar-20 30-Jun-20 30-Sep-20 31-Dec-20 31-Mar-21 30-Jun-21 30-Sep-21 Principal amount of debt $ 276,256 $ 263,075 $ 252,685 $ 253,461 $ 255,635 $ 276,983 $ 296,584 Debt issuance costs (2,556) (2,959) (2,664) (2,368) (2,072) (1,776) (2,375) Cash and cash equivalents (543) (213) (551) (378) (347) (337) (383) Net Debt $ 273,157 $ 259,903 $ 249,470 $ 250,715 $ 253,216 $ 274,870 $ 293,826 Net Leverage Ratio Three Months Ended (in thousands) 31-Mar-20 30-Jun-20 30-Sep-20 31-Dec-20 31-Mar-21 30-Jun-21 30-Sep-21 Net Debt $ 273,157 $ 259,903 $ 249,470 $ 250,715 $ 253,216 $ 274,870 $ 293,826 TTM Adjusted EBITDA (1) $ 93,646 $ 87,754 $ 81,036 $ 75,198 $ 68,052 $ 69,690 $ 73,063 Net Leverage Ratio 2.9x 3.0x 3.1x 3.3x 3.7x 3.9x 4.0 x

VSE EXECUTIVE TEAM

VSE CORPORATION



John Cuomo
President and CEO

Background & Responsibilities

- 20+ years of aerospace distribution and services market industry experience
- Appointed Chief Executive Officer and President of VSE Corporation in April 2019
- Previously served as Vice President and General Manager of Boeing Distribution Services and Group President, KLX Aerospace Solutions



Stephen Griffin
Chief Financial Officer

Background & Responsibilities

- 11+ years of senior finance leadership, most recently as CFO for GE Aviation Engine Services
- Appointed CFO of VSE Corporation in November 2020
- Manages the financial and accounting operations for the consolidated corporation

VSE Senior Leadership



Chad Wheeler
Group President, Wheeler Fleet Solutions



Robert Moore
Group President, Federal & Defense Services



Ben Thomas
Group President, Aviation



Krista Stafford
Chief Human Resources Officer



Farinaz Tehrani
Chief Legal Officer

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INVESTMENT HIGHLIGHTS

Pure-play independent aftermarket service provider with strong organic & inorganic growth opportunities

VSE CORPORATION

60+ Years **Aftermarket Services**	**3** Distinct End Markets	**~2,200** Employees
~$690M Revenue	**~$73M** Adj. EBITDA	**~$29M** Adj. Net Income

Note: Figures above reflect TTM 9/30/21

- Global provider of aftermarket distribution, maintenance, repair, and overhaul ("MRO"), and other services
- Balanced commercial and defense customer base provides resilience through economic and market cycles
- Strong customer/supplier relationships with embedded services enhance long-term opportunities and revenue stability
- Fragmented end-markets provide for market share capture and high return acquisition opportunities
- Cultural transformation driving higher margin sustainable growth

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AVIATION SEGMENT OVERVIEW

Refocused Strategy: Higher growth, higher-margin commercial and B&GA distribution and MRO

VSE CORPORATION

Key Capabilities

- ✓ Commercial and business & general aviation proprietary product distribution
- ✓ Supply chain & logistics services
- ✓ Landing gear market specialist
- ✓ Component & engine MRO services
- ✓ Rotable exchanges and sales

Growth Drivers

MRO Capability Development

- New MRO offerings to support range of components and engine accessory repairs including: fuel and hydraulics, engine components and accessories, interiors, auxiliary power units, and avionics

Distribution Product Expansion

- New proprietary OEM product additions to support aftermarket landing gear, airframes, engine accessories, avionics, and interiors

International Expansion

- Expansion in core aerospace markets for MRO and distribution

Business and General Aviation (B&GA)

- Ability to support underserved B&GA market niche with proprietary part distribution and component and accessory MRO

Representative Customers

amazon Prime Air
COVINGTON AIRCRAFT
DallasAirmotive BBA Aviation company
DELTA
DHL
FedEx
Honeywell
H+SAviation
PAC PRECISION AVIATION CONTROLS
Pratt & Whitney A United Technologies Company
Revima ENGINE PARTS REPAIR
Southwest
StandardAero
ups

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FLEET SEGMENT OVERVIEW

Refocused Strategy: High growth Class 4-8 commercial distribution and e-commerce

Key Capabilities

- ✓ High-duty cycle, Class 4-8 (medium to heavy) vehicle parts distribution
- ✓ Just-in-time supply chain management
- ✓ E-commerce & e-commerce fulfillment
- ✓ Customized fleet logistics & IT solutions
- ✓ Technical support, engineering, sourcing, warehousing & kitting
- ✓ Private label products

Growth Drivers

Commercial Customer Diversification

- Expansion of commercial customer base to support new medium to large, high-duty cycle fleet customers

Wallet Share Expansion

- Product expansion to existing just-in-time clients

E-commerce

- Customized technology platform to support class 4-8 vehicles parts

E-commerce Fulfillment

- Inventory sales through 3rd-party channels

Product Expansion

- Addition of both new product offerings and growth in private label product

Representative Customers

18

FEDERAL & DEFENSE SEGMENT OVERVIEW

Refocused Strategy: Higher margin, differentiated supply chain, MRO and technical services

Key Capabilities

- ✓ Transportation asset MRO services
- ✓ Base operations support
- ✓ Transportation & freight services
- ✓ Logistics, procurement & supply chain support
- ✓ Engineering & technical solutions
- ✓ IT & Clean Energy consulting services

Growth Drivers

Market Expansion

- Increase military aviation services with products, supply chain and repair services

Capability Development

- Broaden DoD logistics and supply chain offering to support underserved market demand

International Growth

- Utilize success in foreign markets to support foreign military sales opportunities

Consulting/Technical Expansion

- IT and Clean Energy consulting services

Leverage Core Competency

- Expand base operations support for U.S. Air Force, U.S. Army and U.S. Navy

Representative Customers

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GLOBAL PARTS GROUP ACQUISITION

Acquired for approximately $38 million on July 26, 2021

VSE CORPORATION

Acquisition Overview
Global Parts Group, Inc.

- Global Parts is a fully integrated aftermarket distribution and MRO services provider serving a diverse base of more than 3,000 Business & General Aviation (B&GA) customers
- Global Parts' distribution business focuses on supporting airframe components, while its repair capabilities extend to hydraulics and pneumatics
- Global Parts generated approximately $65 million of total revenue in 2020

Strategic Rationale
VSE is building a comprehensive B&GA service offering

- Further positions VSE as a full-service, integrated parts and repair solution provider to the B&GA market
- Supports product line expansion into airframe parts, rounding out existing B&GA capabilities
- Significant revenue synergies across Global Parts' diverse customer base; minimal overlap with VSE's existing customer / product base
- Opportunity to sell new repair capabilities & additional distribution product lines


N633PJ

Global Parts further supports VSE's development of a comprehensive B&GA parts & services portfolio

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R A I S E T H E B A R 21 UNIQUE VALUE PROPOSITION Differentiation drives market share gains, long-term sustainable revenue & margin expansion End-User and OEM-Centric Ability to offer bespoke solutions to support critical link between end-users and Original Equipment Manufacturers (“OEMs”) Agility Lean operating model and decentralized business units support on-demand customer requirements Pure-Play Aftermarket Uniquely positioned in the market as independent parts and services provider Transportation Asset Experience Support for land, sea, and air transportation assets to new-generation platforms, legacy platforms and end-of-life assets Performance Experience 62+ year history of proven performance and aftermarket service excellence Proprietary Technology Proprietary software and solutions provide embedded customer offerings and key decision- making data to drive customer benefits

R A I S E T H E B A R 22 INVESTMENT OPPORTUNITY Unique pure-play independent aftermarket services company poised for growth Strategic Market Positioning, Strong Growth Strategy, Proven Execution Experience MISSION-CRITICAL AFTERMARKET SERVICES CULTURAL TRANSFORMATION DRIVING GROWTH STRONG CUSTOMER RELATIONSHIPS NEW EXPERIENCED MANAGEMENT TEAM FRAGMENTED END-MARKETS WELL-BALANCED BUSINESS SEGMENTS